Exhibit 10.53

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of October 18, 2011 by and among GUNDLE/SLT ENVIRONMENTAL, INC., a Delaware corporation (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Credit Agreement dated as of May 27, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Credit Parties have requested that the Agent and Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                                       Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.                                       Amendments to Credit Agreement.  Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

a.               Section 11.1 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Revolving Loan Commitment” set forth therein in its entirety and substituting the following therefor:

“Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which shall, as of the First Amendment Effective Date, be in the amount of $35,000,000, as such amount may be reduced or increased from time to time pursuant to this Agreement.

b.              Section 11.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in applicable alphabetical order:

“First Amendment Effective Date” means October 18, 2011.

c.               Schedule 1.1(b) of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the revised Schedule 1.1(b) attached hereto as Exhibit A therefor.

d.              Section 1.12(a)(i) of the Credit Agreement is hereby amended by deleting the reference to “$20,000,000” appearing therein and substituting therefor “$10,000,000.”

e.               Each Revolving Lender hereby agrees that any outstanding Revolving Loans and participation interests in Letter of Credit Obligations shall be re-allocated among such Lenders on the First Amendment Effective Date in accordance with such Revolving Loan Commitments (as defined in the Credit Agreement, as amended hereby) and each such Lender shall in coordination with the Agent assign and/or purchase, as necessary, any such interests at the principal amount thereof in order to accurately reflect such new Revolving Loan Commitments as of the First Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such outstanding Revolving Loans and participation interests in Letter of Credit Obligations will be held by Revolving Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to this Amendment.  Borrower and Agent hereby consent to all such assignments and the Agent hereby waives any assignment fee that may be payable under the Credit Agreement in connection with such assignments.

3.                                       Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

a.                                       the execution and delivery of this Amendment by each Credit Party, Agent, the Revolving Lenders listed on Schedule 1.1(b) (as amended hereby) and the Required Lenders;

b.                                      the payment by Borrower (i) to each of the Lenders that has executed this Amendment on the date hereof of a fully-earned, non-refundable amendment fee equal to 0.25% of the sum of such Lender’s Revolving Loan Commitment and Term Loan and (ii) to each of the Revolving Lenders providing additional Revolving Loan Commitments pursuant hereto such fees as may have been agreed in writing by Borrower and each such Revolver Lender;

c.                                       the delivery by the Credit Parties to Agent of authorizing resolutions duly executed and effective by the board of directors, shareholders, managers and/or members, as applicable, of such Credit Party authorizing the execution and delivery of this Amendment and the incurrence of the additional indebtedness, liabilities and obligations of such Credit Party hereunder, which such authorizing resolutions shall have been certified to and in favor of Agent by Responsible Officer of such Credit Party as true, correct and complete copies thereof;

d.                                      the truth and accuracy of the representations and warranties contained in Section 4 hereof;

e.                                       The Agent shall have received (i) a solvency certificate, dated the First Amendment Effective Date, signed by the chief financial officer of Borrower and in form and substance as delivered on the Closing Date and (ii) a certificate, dated the First Amendment

Effective Date and signed by a Responsible Officer of the Borrower, certifying that after giving effect to this Amendment and the funding of Revolving Loans on the First Amendment Effective Date (y) no Default or Event of Default exists and (z) all representations and warranties of each Credit Party set forth in this Amendment and each of the other Loan Documents are true and correct in all material respects (without duplication of any materially qualifier contained therein); and

f.                                         no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Amendment.

4.                                       Representations and Warranties.   Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

a.                                       the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

b.                                      such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

c.                                       such Credit Party  has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

d.                                      the execution, delivery and performance by such Credit Party of this Amendment and the Credit Agreement, as amended hereby, and the incurrence of the additional indebtedness, liabilities and other obligations of such Credit Party hereunder have been duly authorized by all necessary action;

e.                                       this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

f.                                         the execution, delivery and performance by each of the Credit Parties of this Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien (other than the obligation to create Liens on the Collateral pursuant to the Second Lien Indebtedness Documents) under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect.; and

g.                                      no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

5.                                       No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

6.                                       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

7.                                       Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

8.                                       Further Assurance.  Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement and the Loan Documents.

9.                                       Governing Law and Jurisdiction.

(a)                                  Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b)                                 Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the

City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c)                                  Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein).  Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d)                                 Non-Exclusive Jurisdiction.  Nothing contained in this Section 10 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e)                                  Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

10.                                 Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

11.                                 Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

GUNDLE/SLT ENVIRONMENTAL, INC.

By:	/s/ William F. Lacey
Name:	William F. Lacey
Title:	Chief Financial Officer

CREDIT PARTIES:

GSE HOLDING, INC.

By:	/s/ William F. Lacey
Name:	William F. Lacey
Title:	Chief Financial Officer

GSE LINING TECHNOLOGY, LLC

By:	/s/ William F. Lacey
Name:	William F. Lacey
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Richard B. Davidson
Name:	Richard B. Davidson, Vice President
Title:	Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Woodrow Broaders Jr.
Name:	Woodrow Broaders Jr.
Title:	Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ E. Joseph Hess
Name:	E. Joseph Hess
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as a Lender

By:	/s/ Paul J. Loomis
Name:	Paul J. Loomis
Title:	Senior Vice President

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN FUNDING LLC, as a Lender

By:	/s/ E. Joseph Hess
Name:	E. Joseph Hess
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Fifteenth Investment Sponsor Limited, as a Lender
By: General Electric Capital Corporation, as Servicer

/s/ Richard B. Davidson
Name:	Richard B. Davidson
Title:	Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Nationwide Mutual Insurance Company, as a Lender

By:	/s/ Ronald R. Serpico
Name:	Ronald R. Serpico
Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

ING Capital LLC, as a Lender

By:	/s/ Andrew C. Sepe
Name:	Andrew C. Sepe
Title:	Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC Capital Corp. Loan Funding 2005-1
By:	GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager
By:	GSC MANAGER, LLC, in its capacity as Manager
By:	BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member, as a Lender

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Mananging Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC Partners CDO Fund VII, Limited
By:	GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager
By:	GSC MANAGER, LLC, in its capacity as Manager
By:	BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member, as a Lender

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Mananging Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC Group CDO Fund VIII, Limited
By:	GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager
By:	GSC MANAGER, LLC, in its capacity as Manager
By:	BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member, as a Lender

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Mananging Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As Its Collateral Manager, as a Lender

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Mananging Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2005-2 LTD.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As Its Collateral Manager, as a Lender

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Mananging Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2005-1 LTD.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As Its Collateral Manager, as a Lender

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Mananging Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Garrison Funding 2010-1 LLC, as a Lender
By: Garrison Investment Group LP, its collateral manager

By:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	SECRETARY

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

TELOS CLO 2006-1, Ltd., as a Lender
Managed by Tricadia Loan Management LLC

By:	/s/ Ro Toyoshima
Name:	Ro Toyoshima
Title:	Mananging Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Fifth Street Finance Corp., as a Lender

By:	/s/ Ivelin M. Dimitrov
Name:	Ivelin M. Dimitrov
Title:	Chief Investment Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

TELOS CLO 2007-2, Ltd., as a Lender
Managed by Tricadia Loan Management LLC

By:	/s/ Ro Toyoshima
Name:	Ro Toyoshima
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Main Street Capital Corporation, as a Lender

By:	/s/ Rodger Stout
Name:	Rodger Stout
Title:	Senior Vice President

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

PENNANTPARK FLOATING RATE CAPITAL LTD., as a Lender

By:	/s/ Arthur Penn
Name:	Arthur Penn
Title:	CEO

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

LUMX VISIUM CREDIT FUND LIMITED, as a Lender

By: Visium Asset Management, LP
Its: Trading Adviser

By:	/s/ Mark Gottlieb
Name:	Mark Gottlieb
Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

VISIUM CREDIT MASTER FUND, LTD., as a Lender

By: Visium Asset Management, LP
Its: Investment Manager

By:	/s/ Mark Gottlieb
Name:	Mark Gottlieb
Title:	Authorized Signatory

EXHIBIT A

Revised Schedule 1.1(b)

Revolving Loan Commitments

Lender	Commitment

GE Capital Financial Inc.	$9,760,000

General Electric Capital Corporation	$6,400,000

Fifteenth Investment Sponsor Limited	$3,840,000

Jefferies Finance LLC	$10,000,000

Jefferies Leveraged Credit Products, LLC	$5,000,000

Total:	$35,000,000